OLD MUTUAL CASH RESERVES FUND

JULY 26, 2011 Summary Prospectus

INSTITUTIONAL CLASS SHARES

(ticker symbol: OCIXX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 800-347-9256 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus and statement of additional information, both dated July 26, 2011, are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

 INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES TABLE

INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price )	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Distribution and/or Service (12b-1) Fees	None
Other Operating Expenses	0.24%
Total Annual Operating Expenses	0.42%
Expense (Reduction)/Recoupment	(0.22%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment (1)	0.20%

(1)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.20% for Institutional Class shares.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$20	$112	$212	$507

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality.  The Fund’s holdings are primarily corporate debt obligations, asset-backed commercial paper, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements and securities of U.S. and foreign banks that Dwight Asset Management Company LLC (“Dwight”), the Fund’s Sub-Adviser, believes offer the most attractive income potential without undue risk.   The Fund complies with regulatory requirements regarding maturity, quality, and diversification.

Under normal market conditions, the Fund will invest more than 25% of its total assets in domestic bank obligations or obligations issued by U.S. branches of foreign banks.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Counter-Party Risk.  Performance could also be harmed if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default.

Market Risk.  Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, an investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Inflation Risk.  Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Industry and Sector Risk.  Because the Fund normally focuses its investments more in the financial services industry than other industries, factors influencing the stability of that industry could have a significant negative effect on the Fund’s performance.  These factors may include economic trends, government action, changes in interest rates, as well as the availability and cost of capital funds

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns for the 1, 5, and 10-year or since inception periods compare to those of a widely recognized composite of money market funds. The performance table below provides average annual total return information for the Fund’s Institutional Class Shares.  Class A and Class Z shares of the Fund are presented by separate prospectus.  The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.  All performance figures reflect the reinvestment of dividends and capital gains distributions.  The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Updated performance information is available at oldmutualfunds.com or by calling 800-347-9256.  Prior to March 12, 2010, the Fund was managed by a sub-adviser other than Dwight.  As a result, the Fund’s performance prior to this date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Institutional Class shares.  Performance for the Fund’s other share classes, presented by separate prospectus, will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2010 – Institutional Class Shares

2008	2.12%
2009	0.23%
2010	0.10%

The Fund’s Institutional Class shares year-to-date return as of June 30, 2011 was 0.02%.

Best Quarter:	3/31/2008	0.76%
Worst Quarter:	6/30/2010	0.02%

Average Annual Total Returns as of December 31, 2010

	Inception (or “as of”)	Past	Past	Life of
	Date	1 Year	5 Years	Fund
Institutional Class	6/04/07

Before Taxes		0.10%	N/A	1.40%

Lipper Money Market Funds Average	6/01/07
		0.03%	N/A	1.51%
(Reflects No Deduction for
Fees, Expenses or Taxes)

To obtain information about the Fund’s current yield, call 800-347-9256.

MANAGEMENT

Investment Manager: Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”)

Investment Sub-Adviser:  Dwight

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.  The Adviser reserves the right to change the investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

You may purchase or sell your shares of the Fund any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account or by contacting the Fund's transfer agent at 800-347-9256. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.